UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2018

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-9936	EDISON INTERNATIONAL	California	95-4137452
1-2313	SOUTHERN CALIFORNIA EDISON COMPANY	California	95-1240335

2244 Walnut Grove Avenue (P.O. Box 976) Rosemead, California 91770 (Address of principal executive offices)	2244 Walnut Grove Avenue (P.O. Box 800) Rosemead, California 91770 (Address of principal executive offices)
(626) 302-2222 (Registrant's telephone number, including area code)	(626) 302-1212 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.
At Edison International's ("EIX") and Southern California Edison Company's ("SCE") Annual Meeting of Shareholders on April 26, 2018, four matters for EIX and three matters for SCE were submitted to a vote of the respective shareholders: the election of ten directors for EIX and eleven directors for SCE; ratification of the appointment of the independent registered public accounting firm; an advisory vote on executive compensation; and a shareholder proposal regarding enhanced shareholder proxy access (EIX only).
Shareholders elected ten EIX nominees and eleven SCE nominees to the respective Boards of Directors. Each of the ten EIX Director-nominees and eleven SCE Director-nominees received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum. The final vote results were as follows:

	For		Against		Abstentions		Broker Non-Votes
Name	EIX	SCE	EIX	SCE	EIX	SCE	EIX	SCE
Michael C. Camuñez	246,168,106	440,759,380	735,074	659,112	515,653	472,716	31,137,331	17,057,610
Vanessa C.L. Chang	242,205,176	440,944,846	4,782,408	509,148	431,249	437,214	31,137,331	17,057,610
James T. Morris	244,687,639	441,048,436	2,254,639	379,350	476,555	463,422	31,137,331	17,057,610
Timothy T. O’Toole	238,326,244	441,046,216	8,598,260	372,636	494,329	472,356	31,137,331	17,057,610
Kevin M. Payne (SCE only)	N/A	441,121,510	N/A	303,582	N/A	466,116	N/A	17,057,610
Pedro J. Pizarro	246,085,522	440,903,692	861,201	548,400	472,110	439,116	31,137,331	17,057,610
Linda G. Stuntz	227,973,019	440,535,808	18,999,359	868,872	446,455	486,528	31,137,331	17,057,610
William P. Sullivan	245,621,508	441,097,060	1,337,227	354,738	460,098	439,410	31,137,331	17,057,610
Ellen O. Tauscher	245,764,864	441,097,516	1,218,202	321,336	435,767	472,356	31,137,331	17,057,610
Peter J. Taylor	246,284,609	441,056,626	672,556	369,126	461,668	465,456	31,137,331	17,057,610
Brett White	238,827,657	440,950,390	8,119,752	455,514	471,424	485,304	31,137,331	17,057,610

Shareholders of each of EIX and SCE voted on proposals to ratify the appointment of the independent registered public accounting firm, PricewaterhouseCoopers LLP, each of which received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum, and was therefore adopted. The final vote results were as follows:

Company	For	Against	Abstentions	Broker Non-Votes
EIX	273,788,511	4,162,226	605,427	N/A
SCE	457,176,232	719,028	1,053,558	N/A

The advisory vote on each of the EIX's and SCE's executive compensation received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum, and was therefore adopted. The final vote results were as follows:

Company	For	Against	Abstentions	Broker Non-Votes
EIX	227,302,191	19,099,442	1,017,200	31,137,331
SCE	440,056,924	1,043,682	790,602	17,057,610

The shareholder proposal regarding enhanced shareholder proxy access (EIX only) did not receive the affirmative vote of a majority of the votes cast and was not adopted. The proposal received the following number of votes:

Company	For	Against	Abstentions	Broker Non-Votes
EIX	84,139,331	161,370,755	1,908,747	31,137,331

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDISON INTERNATIONAL
(Registrant)

/s/ Aaron D. Moss
Aaron D. Moss
Vice President and Controller

Date: April 27, 2018

SOUTHERN CALIFORNIA EDISON COMPANY
(Registrant)

/s/ Aaron D. Moss
Aaron D. Moss
Vice President and Controller

Date: April 27, 2018